Rule 497(k)

File No. 333-146827

Summary Prospectus

Innovator Equity Dual Directional 10 Buffer ETF™ — July

(Cboe BZX — DDTL)

July 1, 2025

Innovator Equity Dual Directional 10 Buffer ETF™ — July (the “Fund”) is a series of
Innovator ETFs® Trust (the “Trust”) and is an actively managed ETF.

•         The Fund employs a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include the buffer, inverse performance and upside cap discussed below (“Outcomes”), are based upon the performance of the share price of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”) over an approximately one-year period from July 1 through June 30 of the following year (the “Outcome Period”). The current Outcome Period is from July 1, 2025 through June 30, 2026. The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. There is no guarantee that the Outcomes for an Outcome Period will be realized.

•   The Fund seeks to provide shareholders that hold shares of the Fund (“Shares”) for the entire Outcome Period with a “dual direction” of positive returns, meaning the possibility of positive returns regardless of the direction of performance of the Fund’s reference asset. Specifically, the Fund seeks to provide investors with capital appreciation as follows: (1) if the Underlying ETF experiences positive returns over the course of the Outcome Period, participating in the positive price returns that match the performance of the Underlying ETF’s share price (or its “price return”), limited by the Upside Cap defined below, and (2) if the Underlying ETF experiences negative returns over the course of the Outcome Period that are less than or equal to 10% (the “Inverse Performance Threshold”), provide positive returns that match the absolute value of Underlying ETF losses (“Inverse Performance”). If the Underlying ETF experiences losses over the course of the Outcome Period that exceed the Inverse Performance Threshold, the Fund seeks to provide price returns that are 10% less than the Underlying ETF losses over the course of the Outcome Period (the “Buffer”).

•   Fund shareholders are subject to an upside return cap (the “Upside Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period if the Underlying ETF experiences positive returns over the course of the Outcome Period. The Upside Cap is set on the first day of the Outcome Period and is 12.59% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account, the Upside Cap is 11.80%. The Upside Cap will be further reduced by any shareholder transaction fees, any acquired fund fees and expenses incurred by the Fund, and any extraordinary expenses incurred by the Fund. The Upside Cap is likely to rise or fall from one Outcome Period to the next. Please note, if the Outcome Period has begun and the Fund has increased in value to a level near the Upside Cap, an investor purchasing Shares at that price has little or no ability to achieve gains but remains vulnerable to downside risks.

•   The Fund seeks to provide positive returns equal to the absolute value of the Underlying ETF’s price decreases (“Inverse Performance”) if the Underlying ETF’s losses over the course of the Outcome Period do not exceed the Inverse Performance Threshold. If the Underlying ETF decreases in value beyond the Inverse Performance Threshold over the course of the Outcome Period, the Fund will not provide any positive returns and rather will experience losses of the Underlying ETF offset by the Buffer. Further, if the Outcome Period has begun and the Underlying ETF has decreased in value below its initial value the onset of the Outcome Period, an investor purchasing Shares at this point may not experience Inverse Performance to the extent of the Inverse Performance Threshold and will remain vulnerable to downside risks. It is possible for small price movements of the Underlying ETF at the end of an Outcome Period to cause a sudden change from positive to negative returns in value of the Fund. If such movements caused the Inverse Performance Threshold to be breached, the Fund would forfeit all positive returns experienced through Inverse Performance and would instead experience losses of the Underlying ETF offset by the Buffer.

•   In the event the Underlying ETF’s losses over the duration of the Outcome Period exceed the Inverse Performance Threshold, the Fund also seeks to provide shareholders that hold Shares for the entire Outcome Period with the Buffer, such that the Fund seeks to provide returns that are 10% less than the Underlying ETF’s losses over the course of the Outcome Period. The Buffer is provided prior to taking into account annual Fund management fees, transaction fees, any acquired fund fees and expenses experienced by the Fund, and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account, the net Buffer for an Outcome Period is 9.21%. If the Outcome Period has begun and the Fund has increased in value, an investor purchasing Shares at that price will experience losses that exceed the Buffer if the Underlying ETF, then experiences losses that exceed the Buffer over the course of the Outcome Period. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

•   The Fund invests in FLexible EXchange® Options (“FLEX Options”) on the Underlying ETF. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund’s strategy has been specifically designed to produce the Outcomes based upon the Underlying ETF’s price return at the conclusion of the Outcome Period. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF to the extent of its FLEX Options investments. The Outcomes may only be realized by investors who hold Shares at the outset of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. Investors that purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide.

•   The Fund’s website, www.innovatoretfs.com/ddtl, provides important Fund information (including, among other items, Outcome Period start and end dates and information relating to the Upside Cap, Buffer and Inverse Performance Threshold), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing Shares, please visit the Fund’s website. The Fund’s strategy is designed to produce the Outcomes upon the expiration of its FLEX Options investments on the last day of the Outcome Period. It should not be expected that the Outcomes, including the net effect of the Fund’s annual management fee on the Upside Cap, Buffer and Inverse Performance, will be provided at any point prior to the last day of the Outcome Period. Investors considering purchasing Shares after the Outcome Period has begun or selling Shares prior to the end of the Outcome Period should visit the Fund’s website to fully understand potential investment outcomes. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Upside Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Upside Cap will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced by the Fund will be locked-in. Moreover, the annual imposition of a new Upside Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF.

Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.

The Fund lists and principally trades its Shares on the Cboe BZX Exchange, Inc. (“Cboe” or the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of Shares. Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed exchange-traded fund organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.innovatoretfs.com/etf/?ticker=ddtl. You can also get this information at no cost by calling (800) 208-5212, sending an email request to info@innovatoretfs.com or from your financial professional. The Fund’s prospectus and statement of additional information, both dated July 1, 2025, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Innovator Equity Dual Directional 10 Buffer ETF™ – July

Investment Objective

The Fund seeks to provide investors with (1) capital appreciation by (i) participating in the positive price returns of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to the upside cap of 12.59% (prior to taking into account management fees and other fees) over the period from July 1, 2025 through June 30, 2026 (the “Outcome Period”) and (ii) if the Underlying ETF experiences negative returns over the course of the Outcome Period that are less than or equal to 10% (the “Inverse Performance Threshold”), provide positive returns that match the absolute value of the Underlying ETF losses for the Outcome Period; and (2) buffered returns against Underlying ETF losses that are 10% less than the Underlying ETF’s losses over the course of the Outcome Period (prior to taking into account management fees and other fees), if Underlying ETF losses exceed the Inverse Performance Threshold.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

	1 Year	3 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$81	$252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

General Strategy Description.    Due to the unique mechanics of the Fund’s strategy, which are described in detail below, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund. The Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to the SPDR® S&P 500® ETF Trust (the “Underlying ETF”).

The Fund’s strategy has been specifically designed to produce the “Outcomes” described below based upon the performance of the Underlying ETF’s share price (i.e., its price return) over the duration of an approximately one-year period from July 1 through June 30 of the following year (the “Outcome Period”). The Fund seeks to provide shareholders who hold Shares for the entire Outcome Period with a “dual direction” of positive returns, meaning the Fund seeks to provide positive returns regardless of whether the Underlying ETF share price increases or decreases in value over the course of the Outcome Period, subject to certain limitations detailed herein. As discussed further below, the Fund seeks to provide the following Outcomes:

•   Capital Appreciation:

•   If the Underlying ETF experiences positive price returns over the course of the Outcome Period, the Fund seeks to provide the positive price performance of such returns over the course of the Outcome Period, limited by an upside return cap (the “Upside Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period if the Underlying ETF appreciates in value; or

•   If the share price of the Underlying ETF decreases in value by an amount less than or equal to 10% (the “Inverse Performance Threshold”) over the course of the Outcome Period, the Fund seeks to provide positive price returns that match the absolute value of Underlying ETF losses (“Inverse Performance”) up to a maximum return of 10.00% that shareholder can obtain via Inverse Performance (the “Inverse Performance Cap”) over the course of the Outcome Period.

•   Buffered Returns:

•   If the Underlying ETF experiences losses over the course of the Outcome Period that exceed the Inverse Performance Threshold, the Fund seeks to provide returns that are 10% less than the Underlying ETF losses over the course of the Outcome Period (the “Buffer”).

The Fund invests in option contracts, specifically FLEX Options, to pursue its investment objective and seek to provide the Outcomes. The reference asset for all of the Fund’s FLEX Options is the Underlying ETF. The SPDR® S&P 500® ETF Trust is an exchange-traded unit investment trust that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index. The S&P 500® Index is a stock market index tracking the stock performance of 500 leading companies listed on stock exchanges in the United States. The Underlying ETF has exposure to equity securities of companies, including companies with large capitalizations. Through its use of FLEX Options on the Underlying ETF, the Fund has significant exposure to companies in the information technology sector. For more information on the Underlying ETF, please see the section of the prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies.”

The current Outcome Period is from July 1, 2025 through June 30, 2026. Upon conclusion of the Outcome Period, the Fund will receive the cash value of all the FLEX Options it held for the prior Outcome Period. It will then invest in a new series of FLEX Options with an expiration date of approximately one year in the future, and a new Outcome Period will begin. The Outcomes may only be realized by investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors who purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide.

The hypothetical graphical illustration provided below is designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold Shares for the entirety of the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF to the extent of its FLEX Options investments. The Fund is not an appropriate investment for income-seeking investors.

Negative Scenario (Buffer)
Inverse Performance Scenario
Positive (Pre-Upside Cap) Scenario
Positive (Upside Cap) Scenario
Upside Cap
Inverse Performance Threshold
SPDR* S&P 500* ETF Trust
Innovator Equity Dual Directional 10 Buffer ETF™

The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the Underlying ETF from -100% to 100%. The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The table is not intended to predict or project the performance of the FLEX Options or the Fund. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF or return on Shares. The actual overall performance of the Fund will vary with fluctuations in the value of the FLEX Options during the Outcome Period, among other factors. Please refer to the Fund’s website, www.innovatoretfs.com/ddtl, which provides updated information relating to this table on a daily basis throughout the Outcome Period; see also “Additional Information About the Fund’s Principal Investment Strategies” in the Fund’s prospectus for additional information regarding Fund performance profile.

Underlying ETF Performance	Fund Performance*
100%	12.59%
80%	12.59%
70%	12.59%
60%	12.59%
50%	12.59%
40%	12.59%
30%	12.59%
20%	12.59%
10%	10%
5%	5%
0%	0%
(2.50)%	2.50%
(5)%	5%
(10)%	10%
(15)%	(5)%
(20)%	(10)%
(30)%	(20)%
(40)%	(30)%
(50)%	(40)%
(60)%	(50)%
(70)%	(60)%
(80)%	(70)%
(90)%	(80)%
(100)%	(90)%

*           The Fund’s returns listed herein are provided prior to taking into account any fees or expenses charged to shareholders. The Fund’s annual management fee of 0.79% of the Fund’s average daily net assets, any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund will have the effect of reducing the returns listed herein.

The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Use of FLEX Options.    The Outcomes may be achieved by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price. FLEX Options are exchange-traded option contracts with uniquely customizable terms. The FLEX Options that comprise the Fund’s portfolio each reference the Underlying ETF and are set to expire on the last day of the Outcome Period. The customizable nature of FLEX Options allows the Sub-Adviser to select the share price at which the Underlying ETF will be exercised at the expiration of each FLEX Option. This is commonly known as the “strike price.” At the commencement of the Outcome Period, the Sub-Adviser specifically selects the strike price for each FLEX Option such that when the FLEX Options are exercised on the final day of the Outcome Period, the Outcomes may be obtained, depending on the performance of the Underlying ETF’s price return over the duration of the Outcome Period. The Fund utilizes European style option contracts, which are exercisable only on the expiration date of the option contract. Each of the FLEX Options purchased and sold throughout the Outcome Period are expected to have the same or substantially similar terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold on the first day of the Outcome Period.

The Outcome Period.    The Outcomes sought by the Fund are based upon the Fund’s NAV at the outset of the Outcome Period. The Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF’s share price during that time. Because the terms of the FLEX Options don’t change, the Upside Cap, Inverse Performance, Inverse Performance Threshold and Buffer all relate to the Fund’s NAV and/or the share price of the Underlying ETF on the first day of the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

A shareholder that purchases Shares after the commencement of the Outcome Period will likely have purchased Shares at a different NAV than the NAV on the first day of the Outcome Period (i.e., the NAV upon which the Outcomes are based) and may experience investment outcomes very different from those sought by the Fund. Additionally, since the FLEX Options are exercisable only on the final day of the Outcome Period, a shareholder that sells Shares prior to the end of the Outcome Period may also experience investment outcomes very different from those sought by the Fund. To achieve the Outcomes sought by the Fund for the Outcome Period, an investor must be holding Shares at the time that the Fund enters into the FLEX Options and on the day those FLEX Options expire. Investors considering purchasing Shares after the commencement of the Outcome Period or selling Shares prior to the conclusion of the Outcome Period should understand the impact of such actions versus the Fund’s sought-after Outcomes.

Upside Cap on Potential Upside Returns.    Unlike other investment products, the potential upside returns an investor can receive from an investment in the Fund over the Outcome Period is subject to the Upside Cap. The Upside Cap represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period if the Underlying ETF experiences positive returns over the course of the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Underlying ETF’s share price, if the Underlying ETF’s share price experiences returns for the Outcome Period in excess of the Upside Cap, the Fund will not participate in excess returns. The Upside Cap is determined on the first day of the Outcome Period and is 12.59% to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account, the Upside Cap is 11.80%. The Upside Cap will be further reduced by any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. The Upside Cap will change from one Outcome Period to the next based upon prevailing market conditions at the beginning of the Outcome Period. The Upside Cap is also set forth on the Fund’s website at www.innovatoretfs.com/ddtl.

Inverse Performance.    In addition to seeking to provide positive returns if the Underlying ETF appreciates in value over the course of the Outcome Period, the Fund also seeks to provide positive returns if the Underlying ETF decreases in value over the course of the Outcome Period. If the Underlying ETF decreases in value over the course of the Outcome Period by an amount less than or equal to the Inverse Performance Threshold (-10%), the Fund seeks to provide returns that are equal to the absolute value of Underlying ETF losses, prior to taking into account any fees or expenses charged to shareholders, which will have the effect of lessening returns experienced by shareholders. The Inverse Performance Cap (i.e., the maximum return that shareholders can obtain via Inverse Performance) is 10.00%, prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account, the net Inverse Performance Cap is 9.21%. The Fund’s Inverse Performance Cap will be further reduced by any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund.

It is possible that the Fund will drop in value significantly at the end of the Outcome Period if the Inverse Performance Threshold is breached. The Inverse Performance Threshold is measured at the end of the Outcome Period when the Fund’s FLEX Options expire, and therefore the Inverse Performance Threshold is operative only on the final day of the Outcome Period. If the Underlying ETF decreases in value beyond the Inverse Performance Threshold at the end of the Outcome Period, the Fund will not provide any positive returns and rather will experience losses of the Underlying ETF offset by the Buffer. Accordingly, the Fund’s NAV could drop significantly as a result of the Inverse Performance Threshold being exceeded at the end of the Outcome Period, and any gains experienced by the Fund will be lost, offset by the Buffer. For example, if at the end of the Outcome Period the Underlying ETF has depreciated in value by -9%, the Fund seeks to provide returns of 9%, prior to taking into account any fees or expenses charged to shareholders. However, if the Underlying ETF depreciated by -11% over the course of the Outcome Period, the Fund would forfeit all gains and, through the operation of the Buffer, seek to provide returns of -1%. Large movements in the price of the Underlying ETF at the end of the Outcome Period exacerbates this risk. Separately, if the Outcome Period has begun and the Underlying ETF has decreased in value below its initial value the onset of the Outcome Period, an investor purchasing Shares at this point may not experience Inverse Performance to the extent of the Inverse Performance Threshold and will remain vulnerable to downside risks. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

Buffer.    The Buffer seeks to provide returns that, if the Underlying ETF experiences losses that exceed the Inverse Performance Threshold, are 10% less than the losses of the Underlying ETF over the course of the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. After the Underlying ETF’s share price has decreased by more than 10%, the Fund will experience all subsequent losses on a one-to-one basis. The Buffer is provided prior to taking into account annual Fund management fees, transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account, the net Buffer for an Outcome Period is 9.21%. The Fund’s strategy is designed to produce the Outcomes upon the expiration of its FLEX Options investments on the last day of the Outcome Period. Therefore, it should not be expected that the Buffer, including the net effect of the Fund’s annual management fee on the Buffer, will be provided at any point prior to the last day of the Outcome Period. If an investor is considering purchasing Shares during the Outcome Period, and the Fund has already decreased in value by an amount that exceeds the Inverse Performance Threshold, an investor purchasing Shares at that price will have increased gains available prior to reaching the Upside Cap but may not benefit from the Buffer that the Fund seeks to provide for the remainder of the Outcome Period as any subsequent losses will be experienced on a one-to-one basis. Conversely, if an investor is considering purchasing Shares during the Outcome Period and the Fund has already increased in value, then a shareholder may experience losses that exceed the Buffer, which is not guaranteed. A shareholder may lose their entire investment. While the Fund seeks to limit losses to 90% for shareholders who hold Shares for the entire Outcome Period, there is no guarantee it will successfully do so. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

Fund Rebalance.    The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options and another Outcome Period will commence. Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Upside Cap for the next Outcome Period. Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Upside Cap (both gross and net of the unitary management fee) for the next Outcome Period. This information is available on the Fund’s website, www.innovatoretfs.com/ddtl, which also provides information relating to the Outcomes, including the Fund’s position relative to the Upside Cap, Inverse Performance Threshold and Buffer, of an investment in the Fund on a daily basis. Important information relating to the Fund, including information relating to the Upside Cap, Inverse Performance Threshold and Buffer, is communicated on the Fund’s website.

The Fund’s website, www.innovatoretfs.com/ddtl, provides information relating to the Outcomes, including the Fund’s position relative to the Upside Cap, Inverse Performance Threshold and Buffer, of an investment in the Fund on a daily basis.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time, and you should review each risk factor carefully.

Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide the protection of the Buffer against Underlying ETF losses if the Underlying ETF’s price return decreases by more than the Inverse Performance Threshold over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver the Outcomes described herein if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. Further, if an investor purchases Shares during the Outcome Period and the Fund’s NAV has increased in value versus its NAV at the commencement of the Outcome Period, such shareholder may experience losses that exceed the Fund’s sought-after Buffer if the Underlying ETF experiences losses that exceed the Inverse Performance Threshold at the end of the Outcome Period. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment.

Capped Upside Return Risk.    The Fund’s strategy seeks to participate in the positive returns of the Underlying ETF, if any, subject to the Upside Cap. In the event that the Underlying ETF experiences gains in excess of the Upside Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Upside Cap. The Fund’s strategy seeks to deliver the Outcomes described herein if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Further, because the FLEX Options are designed in part to produce returns that match the increases in the price return of the Underlying ETF (subject to the Upside Cap) on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF. The Fund seeks to actively manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Upside Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Upside Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund.

Inverse Performance Risk.    The Fund’s strategy seeks to provide positive returns that are equal to the absolute value of Underlying ETF losses if the Underlying ETF decreases in value over the course of the Outcome Period by an amount less than or equal to the Inverse Performance Thresholds. There is no guarantee that the Fund will be successful in its strategy to experience Inverse Performance, and if certain of the FLEX Options fail, investors could experience losses irrespective of the Inverse Performance Threshold. Further, the Fund establishes the Inverse Performance Threshold based on the performance of the Underlying ETF over the duration of the Outcome Period, calculated from the commencement of the Outcome Period to its conclusion. Although the Inverse Performance and effect of the Inverse Performance Threshold is only measured at the end of the Outcome Period, the Fund’s NAV is expected to change over the course of the Outcome Period as a result of changes in the value of the Underlying ETF. Accordingly, during the Outcome Period, the Fund may be subject to significant changes in its NAV that is based on the Underlying ETF’s losses versus the commencement of the Outcome Period and additional factors impacting the value of the Fund’s FLEX Options (see “Derivates Risk” and “—FLEX Options Risk” and “—Option Contracts Risk” below). If the Underlying ETF’s value is at or near the Inverse Performance Threshold near the end of the Outcome Period, a small change in the value of the Underlying ETF could result in a significant change in the value of the Fund’s FLEX Options, and therefore the Fund’s NAV. For example, if the Underlying ETF has decreased in value by -9% at the end of the Outcome Period, the Fund seeks to provide 9% in gains, prior to the consideration of any fees and expenses. However, if the Underlying ETF were to decrease in value by -11% at the end of the Outcome Period, the Fund will not provide any inverse performance and rather will seek to provide returns that are 10% less than the losses of the Underlying ETF (i.e., -1% losses) through the implementation of the Buffer. Shareholders therefore could experience significant losses towards the end of an Outcome Period based on small price movements in the value of the Underlying ETF (see “Additional Information About the Fund’s Principal Investment Strategies” for further information and examples). Further, after the commencement of the Outcome Period an investor purchases Shares and the Fund’s NAV has increased due to Inverse Performance, such investor will have less Inverse Performance available before the Inverse Performance Cap is reached. If the Underlying ETF has experienced losses beyond the Inverse Performance Threshold, an investor that purchases at this time will not experience gains from subsequent losses experienced by the Underlying ETF. Investors should understand these risks before investing.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver the Outcomes described herein if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide.

Upside Cap Change Risk.    A new Upside Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Upside Cap is established. As such, the Upside Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a return that matches the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Upside Cap. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes derivative instruments, specifically, FLEX Options. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, prior to the expiration date, the value of the FLEX Options may vary because of related factors other than the value of the Underlying ETF. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. These factors may cause the value of the Fund’s FLEX Options to achieve less correlation, or deviate from, the returns experienced by the Underlying ETF prior to the expiration date of such FLEX Options. That notwithstanding, the value of the FLEX Options held by the Fund typically will not increase or decrease at the same level as the Underlying ETF’s price return on a day-to-day basis due to these factors, although it is expected that they generally will move in the same direction.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the price return of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s price return on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Option Contracts Risk.    The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes.

Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” herein). However, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF:

Equity Securities Risk.    The Underlying ETF invests in equity securities, and therefore the Fund has exposure to the equity securities markets due to its investment in FLEX Options that reference the Underlying ETF. Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of shares will fluctuate with changes in the value of the equity securities the Underlying ETF invests in.

Information Technology Companies Risk.    The Underlying ETF invests significantly in information technology companies, which results in the Fund having significant exposure to such companies through its exposure to the Underlying ETF by virtue of its usage of FLEX Options. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Large Capitalization Companies Risk.    The Underlying ETF invests in the securities of large capitalization companies, which results in the Fund having significant exposure to such companies through its exposure to the Underlying ETF by virtue of its usage of FLEX Options. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Concentration Risk.    Through its exposure to the Underlying ETF, the Fund has exposure to the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur, the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of

Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Upside Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund intends to qualify as a “regulated investment company” (“RIC”), however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.

The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund could lose its own status as a RIC.

To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome.

In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.innovatoretfs.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings — Principal, Senior Director, Head of Portfolio Management at Milliman

•   Rebekah Lipp — ETF Portfolio Manager at Milliman

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund and has served in such capacity since the Fund’s inception in June 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investor Suitability Considerations

You should only consider this investment if:	You should not consider this investment if:

•   you fully understand the risks inherent in an investment in Shares;

•   you desire to invest in a product with a return that depends upon the performance of the Underlying ETF’s price return over the Outcome Period;

•   you are willing to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you seek a product that seeks to provide a “dual direction” of positive returns;

•   you fully understand that investments made when the Fund is at or near to the Upside Cap may have limited to no upside;

•   you seek the protection of the Buffer on Underlying ETF losses for an investment held for the duration of the entire Outcome Period (if losses exceed the Inverse Performance Threshold) and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer in such event;

•   you seek a product that provides for the Inverse Performance of Underlying ETF losses, subject to the Inverse Performance Cap;

•   you understand that the Outcomes described herein are provided prior to taking into account annual Fund management fees, shareholder transaction fees, acquired fund fees and expenses, if any, and any extraordinary expenses incurred by the Fund;

•   you are willing to forgo any gains in excess of the Upside Cap;

•   you understand that the Fund’s NAV may experience significant movements at the end of the Outcome Period based on the Underlying ETF’s position relative to the Inverse Performance Threshold and are willing to bear such risks;

•   you understand that the Fund’s Outcomes do not contemplate any dividends paid to the Fund, and the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are willing to accept the risk of losing your entire investment; and

•   you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

•   you do not fully understand the risks inherent in an investment in Shares;

•   you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF’s price return over the Outcome Period;

•   you are unwilling to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you do not seek a product that seeks to provide a “dual direction” of positive returns;

•   you do not fully understand that investments made when the Fund is at or near to the Upside Cap may have limited to no upside;

•   you seek an investment that provides total protection against all Underlying ETF losses for an investment held for the duration of an Outcome Period and do not understand that any protection provided by the Buffer, in the event Underlying ETF losses exceed the Inverse Performance Threshold over the course of the Outcome Period, is not guaranteed;

•   you do not seek a product that provides for any Inverse Performance of the Underlying ETF losses subject to the Inverse Performance Cap, or you seek a product that provides Inverse Performance for the entirety of Underlying ETF losses over an Outcome Period;

•   you do not understand that the Outcomes described herein are provided prior to taking into account annual Fund management fees, shareholder transaction fees, acquired fund fees and expenses, if any, and any extraordinary expenses incurred by the Fund;

•   you are unwilling to forgo any gains in excess of the Upside Cap;

•   you do not understand that the Fund’s NAV may experience significant movements at the end of the Outcome Period based on the Underlying ETF’s position relative to the Inverse Performance Threshold or are unwilling to bear such risks;

•   you do not fully understand that the Fund’s Outcomes do not contemplate any dividends paid to the Fund, and that the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are unwilling to accept the risk of losing your entire investment; and

•   you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and most recent reports to shareholders, online at http://www.innovatoretfs.com/etf/?ticker=DDTL.

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